EXHIBIT  32.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Xtreme Companies, Inc., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Annual Report for the year ended December 31, 2004 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  April  15,  2005



/s/  Kevin  Ryan
----------------------
Kevin  Ryan
President
Chief  Executive  Officer
Director



Date:  April  15,  2005


/s/  Barrett  Evans
------------------------
Barrett  Evans
Interim  Chief  Financial  Officer
Principal  Accounting  Officer
Director